UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2007

COMMERCIAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

33-67254	65-0050176
(Commission File Number)	(IRS Employer Identification No.)

1550 S.W. 57th Avenue, Miami, Florida	33144
(Address of Principal Executive Offices)	(Zip Code)

(305) 267-1200
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Commercial Bankshares, Inc. (the "Company") is filing this Current Report on Form 8-K to disclose that the Company's shareholders approved, at a special meeting held May 21, 2007, the Company's merger (the "Merger") with The Colonial BancGroup, Inc. ("Colonial"), as described in Colonial's Registration Statement on Form S-4 (Registration No. 333-141731), filed in connection with the Merger. The Company expects to close the Merger on June 1, 2007.

The deadline for the Company's shareholders to make their elections regarding the form of merger consideration to be received in connection with the Merger remains 5 pm, Friday, May 25, 2007. A copy of the election form and letter of transmittal may be found attached to the Company's SEC Form 8-K/A filing with the Securities and Exchange Commission dated April 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL BANKSHARES, INC.

Date: May 21, 2007

/s/Barbara E. Reed
Barbara E. Reed
Executive Vice President and Chief Financial Officer